Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions

7.	Party-in-Interest Transactions:

Certain Plan investments are shares of mutual funds managed by affiliates of Fidelity Investment Management Company. Fidelity Investment Management Company is the trustee as defined in the Plan, and therefore, these transactions qualify as party-in-interest transactions.

The Plan also invests in shares of AZ Common Stock, which qualifies as a party-in-interest transaction. As of December 31, 2025 and December 31, 2024, the fair value of investments in AZ Common Stock was $179,582,037 and $139,748,329, respectively. During the year ended December 31, 2025, the Plan had purchases of $0 and had sales of $16,843,319 of AZ Common Stock. The total dividend income received during 2025 was $3,250,629. The total realized and unrealized gain/(loss) during 2025 was $54,186,547.